LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Delaware Diversified Floating Rate Fund Supplement Dated November 19, 2020 to the Summary and Statutory Prospectus dated May 1, 2020

This Supplement updates certain information in the Summary and Statutory Prospectus for the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). You may obtain copies of the Fund’s Summary or Statutory Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, Adam H. Brown and Roger A. Early in the Summary and Statutory Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE